                                                                  Exhibit 10.13

                               AMENDMENT TO LEASE
                               ------------------

LANDLORD                :         INDUSTRIAL DEVELOPMENT GROUP

TENANT                  :         DISCAS, INC. and DISCAS RECYCLED
                                  PRODUCTS CORP.

DATE OF LEASE           :         MAY 17, 1993

PREMISES                :         26,018 SQUARE FEET OF SPACE AT 567-1
                                  SOUTH LEONARD STREET, WATERBURY,
                                  CONNECTICUT

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the above-named parties are all the parties to the above-named Lease, and

         WHEREAS, Tenant desires to extend the term of the Option Period of said Lease,

         NOW THEREFORE, the parties do hereby agree that the Lease shall be amended as follows:

         Sections 2.4 and 3.1 B shall be deleted in their entirely and the following inserted in place thereof:

         2.4 The Tenant shall have the option to renew its Lease for an additional six (6) year and ten (10) month period commencing January 1, 1999 and ending October 31, 2005 upon the same terms and conditions, except for the basic annual rent which shall be computed as set forth in paragraph 3.1 B herein. Tenant shall exercise said option by giving the Landlord notice of its intention to do so by certified mail, return receipt requested, no later than July 1, 1998.

         3.1 B.    i.   During the Option Period of January 1, 1999 to
                        December 31,

                        1999, an annual rental of $84,558.50, payable in monthly installments of $7,046.54, in advance, on the first day of each month during said period;

                   ii. During the Option Period of January 1, 2000 to December 31, 2000 an annual rental of $91,063.00, payable in equal monthly installments of $7,588.58, in advance on the first day of each month during said period;

                   iii. During the Option Period of January 1, 2001 to December
                        31, 2001 an annual rental of $91,063.00, payable in equal monthly installments of $7,588.58, in advance on the first day of each month during said period;

                   iv. During the Option Period of January 1, 2002 to December 31, 2002 an annual rental of $97,567.50, payable in equal monthly installments of $8,130.63, in advance on the first day of each month during said period;

                   v. During the Option Period of January 1, 2003 to December 31, 2003 an annual rental of $97,567.50, payable in equal monthly installments of $8,130.63, in advance on the first day of each month during said period;

                   vi. During the Option Period of January 1, 2004 to December 31, 2004 an annual rental of $104,072.00, payable in equal monthly installments of $8,672.67, in advance on the first day of each month during said period;

                   vii. During the Option Period of January 1, 2005 to October
                        31, 2005 an annual rental of $86,726.67, payable in equal monthly installments of $8,672.67, in advance on the first day of each month during said period;

         IN ALL OTHER RESPECTS, the terms and conditions of the Lease are hereby ratified and affirmed.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, and to a duplicate of the same tenor and date this 22 day of September, 1995. Signed sealed and delivered in the presence of

                                       INDUSTRIAL DEVELOPMENT GROUP


                                       By: /s/ Kenneth N. Devino
                                          -------------------------------------
                                          Kenneth N. Devino
                                          Its Partner


                                       DISCAS, INC.


                                       By: /s/ Patrick A. DePaolo, Sr.
                                          -------------------------------------
                                          Its President


                                       DISCAS RECYCLED PRODUCTS CORP.


                                       By: /s/ Patrick A. DePaolo, Sr.
                                          -------------------------------------
                                          Its President

STATE OF CONNECTICUT)
                        )ss:  Waterbury
COUNTY OF NEW HAVEN)

         On this the 22nd day of September, 1995, before me, the undersigned officer, personally appeared, Kenneth M. Devino, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand.

                                            illegible
                                            ---------
                                            Notary Public
                                            Commissioner, Superior CT.

STATE OF CONNECTICUT )
                        )  ss: Waterbury
COUNTY OF NEW HAVEN )

         On this day the 20th day of September, 1995, before me, the undersigned officer, personally appeared, Patrick A. DePaolo, Sr. who acknowledged himself to be the President of Discas, Inc., a corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.



                                            illegible
                                            ---------
                                            Notary Public
                                            Commissioner, Superior CT.



STATE OF CONNECTICUT )
                        )  ss: Waterbury
COUNTY OF NEW HAVEN )

         On this day the 20th day of September, 1995, before me, the undersigned officer, personally appeared, Patrick A. DePaolo, Sr. who acknowledged himself to be the President of Discas Recycled Products Corp., a corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.



                                            illegible
                                            ---------
                                            Notary Public
                                            Commissioner, Superior CT.